UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 13, 2023 (December 12, 2023)

Palmer Square Capital BDC Inc.

(Exact name of Registrant as Specified in Its Charter)

MARYLAND	814-01334	84-3665200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Shawnee Mission Parkway, Suite 315,
Mission Woods, KS	66205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (816) 994-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	Palmer Square Capital BDC Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on December 12, 2023. As of November 10, 2023, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 26,665,813 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 17,100,445 were voted in person or by proxy at the Annual Meeting.

(b)	At the Annual Meeting, the Company’s stockholders (i) elected one Class II director to serve on the Company’s board of directors until the Company’s 2026 annual meeting of stockholders or until his successor is duly elected and qualified, (ii) ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, and (iii) approved an amendment to the Company’s Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 28, 2023. The final results for the votes regarding each proposal are set forth below:

(i)	The voting results with respect to the election of one Class II director were as follows:

Name	Votes For	Votes Withheld
Christopher C. Nelson	17,100,445	0

(ii)	The voting results with respect to the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 were as follows:

Votes For	Votes Against	Abstain
17,100,445	0	0

(iii)	The voting results with respect to the approval of an amendment to the Company’s Articles of Amendment and Restatement to amend Article IX, the exclusive forum selection provision, were as follows:

Votes For	Votes Against	Abstain
17,078,452	21,992	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Palmer Square Capital BDC Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palmer Square Capital BDC Inc.

Date: December 13, 2023	By:	/s/ Jeffrey D. Fox
	Name:	Jeffrey D. Fox
	Title:	Chief Financial Officer

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